NOTE

                                               Conshohocken, Pennsylvania

                                               Dated: October 11, 1996

$2,500,000.00

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned (collectively "Borrowers" and individually a "Borrower"), hereby promise to pay to the order of FIRST UNION NATIONAL BANK ("Bank"), ON DEMAND after the occurrence of an Event of Default, or if no demand is made sooner, on March 1, 1997, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or such greater or lesser principal amount as may be outstanding from time to time under the Increase established by Bank for the benefit of Borrowers pursuant to the terms of that certain Loan Agreement dated December 2, 1993 among Borrowers and Bank, as amended, including, without limitation, by that certain Second Amendment and Modification to Loan Agreement of even date herewith (such Loan Agreement, as the same has been and may hereafter be amended, supplemented or restated from time to time, being the "Loan Agreement"), together with interest thereon, upon the following terms:

     1. Increase Note. This Note is the "Increase Note" as defined in the Loan Agreement and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Loan Agreement. This Note is entitled to all the rights and remedies provided in the Loan Agreement and the Loan Documents and is secured by all collateral as described therein.

     2. Interest Rate. Subject to the provisions of Section 2 of the Loan Agreement, interest on the unpaid principal balance of this Note will accrue from the date of advance until final payment thereof at the Base Rate minus one-half of one percent (1/2%).

     3. Default Interest. Interest will accrue on the principal balance of this Note after the occurrence of an Event of Default or expiration of the Contract Period at a rate which is two percent (2%) in excess of the non-default rate set forth above.

     4. Post Judgment Interest. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the rate provided in Section 3 until paid.

     5. Computation. Interest will be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed.

     6. Interest Payments. Borrowers will pay interest on the principal balance of the Revolving Credit as follows: (a) with respect to advances which bear interest at the Base Rate minus one half of one percent (1/2%), monthly on the first day of each calendar month commencing the first day of the first calendar month following the date hereof; or (b) with respect to interest payments predicated upon a Eurodollar Rate, at the end of the applicable Rate Period for such sums.

     7. Principal Payments on the Revolving Credit. Borrowers will pay the outstanding principal balance hereof on the first to occur of (i) March 1, 1997, or (ii) DEMAND for payment made by Bank after the occurrence of an Event of Default. Principal repayments shall be in multiples of One Hundred Thousand Dollars ($100,000.00). The outstanding balance of any Eurodollar Loan shall be repaid at the end of the applicable Rate Period.

     8. Place of Payment. Principal and interest hereunder shall be payable as provided in the Loan Agreement, or at such other place as Bank, from time to time, may designate in writing.

     9. Default; Remedies. Upon the occurrence of an Event of Default or upon demand or maturity as provided above, Bank, at its option and without notice to Borrowers, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrowers hereunder or under the Loan Documents, together with interest accrued thereon at the applicable rate specified above. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Bank in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

     10. Waivers. Borrowers and all endorsers, jointly and severally, waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except for such notices, if any, as are expressly required to be delivered by Bank to Borrowers under the Loan Agreement.

     11. Miscellaneous. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrowers and upon each Borrower's respective successors and assigns and shall benefit Bank and its successors and assigns. The prompt and faithful performance of all of Borrowers' obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

     12. Joint and Several Liability. All agreements, conditions, covenants and provisions of this Note shall be and are the joint and several obligation of each Borrower.

     13. Confession of Judgment. EACH BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR

BORROWERS, OR ANY OF THEM, AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST BORROWERS ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWERS, OR ANY OF THEM, FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWERS TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

     THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. EACH BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF SUCH BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

     IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have caused this Note to be duly executed the day and year first above written.

                                       LIBERTY TECHNOLOGIES, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Vice President




                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)



                                          LTH DELAWARE, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary


                                       LIBERTY TECHNICAL SERVICES, INC.
                                       (formerly known as
                                       Industrial NDT Company, Inc.)

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary


                                       BETA MONITORS INTERNATIONAL, INC.

                                       By: /s/ R. Nim Evatt
                                           ------------------------------
                                       R. Nim Evatt, Director

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary


                                       LIBERTY INTERNATIONAL INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary



                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)


                                          LIBERTY IMAGING SYSTEMS, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary

               SECOND AMENDMENT AND MODIFICATION TO LOAN AGREEMENT




     THIS SECOND AMENDMENT AND MODIFICATION TO LOAN AGREEMENT (the "Amendment") is made as of the 11th day of October, 1996, by and among LIBERTY TECHNOLOGIES, INC. ("LTI"), LTH DELAWARE, INC. ("LTH"), LIBERTY TECHNICAL SERVICES, INC. (formerly known as "Industrial NDT Company, Inc.") ("NDT"), BETA MONITORS INTERNATIONAL, INC. ("BMI"), LIBERTY INTERNATIONAL INC. ("LII"), and LIBERTY IMAGING SYSTEMS, INC. ("LIS") (collectively "Borrowers" and individually a "Borrower") and FIRST UNION NATIONAL BANK (formerly known as "First Fidelity Bank, N.A.") ("Bank").

                                   BACKGROUND

     A. By a Loan Agreement dated December 2, 1993, as amended by Amendment and Modification to Loan Agreement dated December 30, 1995 (collectively, the "Loan Agreement"), by and among Bank and Borrowers, Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Five Million Dollars ($5,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Note dated December 2, 1993 payable to Bank in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Revolving Credit Note").

     B. Borrowers have requested that Bank extend to them a Two Million Five Hundred Thousand Dollar ($2,500,000.00) temporary increase in the amount of the Revolving Credit to be available through March 1, 1997, which Bank is willing to do on the terms set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Loan Agreement.

     2. TEMPORARY INCREASE. The following is hereby added to and made a part of the Loan Agreement as Section 1.1(a) thereof:

          "1.1(a) Temporary Increase in the Revolving Credit.

               (a) Notwithstanding the limitation on the aggregate outstanding amount of the Revolving Credit contained in Section 1.1, effective as of September 30, 1996 and subject to the other terms and conditions of this Agreement, the Revolving Credit shall be increased by the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Increase"). The Increase shall be available to Borrowers under the Revolving Credit commencing on such date and continuing through March 1, 1997. All sums advanced under the Increase shall be evidenced by Borrowers' promissory note in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Increase Note"), which shall be in the form attached hereto as Exhibit "C", with the blanks appropriately filled in. On March 1, 1997, the Increase shall expire and the maximum amount available to Borrowers under the Revolving Credit shall automatically, without further action by or notice to or consent of Borrowers, reduce to Five Million Dollars ($5,000,000.00). The entire outstanding principal amount of the Increase Note, and all accrued but unpaid interest thereon, shall be due and payable in full upon the first to occur of (i) DEMAND for payment made by Bank at any time after the occurrence of an Event of Default, or (ii) March 1, 1997. Accrued interest on the Increase Note shall be payable at all times, at the rates and in the same manner as accrued interest on the Revolving Credit Note.

          All advances to Borrowers by Bank under the Revolving Credit shall be made under the Revolving Credit Note until the aggregate amount of outstanding advances thereunder equals Five Million Dollars ($5,000,000.00); thereafter, advances shall be made under the Increase
          Note in accordance with the foregoing. All principal payments actually received by Bank from Borrowers on the Revolving Credit shall be applied as follows: (i) first, to repayment of all principal advanced and outstanding under the Increase Note, then (ii) to payment of principal advanced and outstanding under the Revolving Credit Note. Principal payments on the Increase Note shall be in multiples of One Hundred Thousand Dollars ($100,000.00). Except to the extent necessary to avoid confusion or inconsistency with the terms of this Section 1.1(a), all references in this Agreement and the other Loan Documents to the "Revolving Credit Note" shall mean the Revolving Credit Note and the Increase Note, collectively."

     3. USAGE FEE. Borrowers and Bank hereby confirm that the usage fee described in Section 3.5 of the Loan Agreement shall, until the Increase expires on March 1, 1997, be calculated on the difference between Seven Million Five Hundred Thousand Dollars ($7,500,000.00) minus the average outstanding principal balance of all cash advances and outstanding standby letters of credit under the Revolving Credit for the applicable quarter.

     4. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank, or to cause to be executed and delivered to Bank, contemporaneously herewith, at the sole cost and expense of Borrowers, the Increase Note and any and all other documents, agreements, statements, resolutions, certificates, consents and information as Bank may require in connection with the matters or actions described herein. Each Borrower further covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents.

     5. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

        (a) ratify, confirm and acknowledge that the Loan Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

        (b) covenant and agree to perform all obligations of Borrowers contained herein, under the Increase Note, and under the Loan Agreement, as amended, and the other Loan Documents;

        (c) acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Loan Agreement, as amended, or the other Loan Documents;

        (d) acknowledge and agree that except as previously disclosed to and consented to by Bank in writing, all representations and warranties of Borrowers contained in the Loan Agreement and/or the other Loan Documents are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

        (e) represent and warrant that no Event of Default (as defined in the Loan Agreement or any of the other Loan Documents) or event which with the giving of notice or passage of time or both would constitute such an Event of Default exists and all information described in the foregoing Background is true, accurate and complete;

        (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the rights or remedies granted to the Bank therein, which rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Loan Agreement and the other Loan Documents, including, without limitation, this Amendment; and

        (g) acknowledge and agree that a Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment or the Increase Note shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

     6. BANK FEE, COSTS AND EXPENSES. Upon execution of this Amendment, Borrowers shall pay to Bank a fee in the amount of Twenty Thousand Dollars ($20,000.00), which fee is payable to Bank in consideration for Bank's agreement to extend the Increase, is fully earned on the date hereof and is non-refundable for any reason. Borrowers shall also pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

     7. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Loan Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

     8. CONSTRUCTION. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

     9. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Loan Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to any of the Loan Documents.

     10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     12. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       LIBERTY TECHNOLOGIES, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Vice President




                                       LTH DELAWARE, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary




                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)


                                       LIBERTY TECHNICAL SERVICES, INC.
                                       (formerly known as
                                       Industrial NDT Company, Inc.)

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary



                                       BETA MONITORS INTERNATIONAL, INC.

                                       By: /s/ R. Nim Evatt
                                           ------------------------------
                                       R. Nim Evatt, Director

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary


                                       LIBERTY INTERNATIONAL INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary



                                       LIBERTY IMAGING SYSTEMS, INC.

                                       By: /s/ R. Nim Evatt
                                          -------------------------------
                                       R. Nim Evatt, President

                                       Attest: /s/ Daniel G. Clare
                                              ---------------------------
                                       Daniel G. Clare, Secretary


                                       FIRST UNION NATIONAL BANK


                                       By:
                                          -------------------------------
                                       Jack P. Albaugh, Vice President